                                                                   EXHIBIT 10.42


                 FIRST AMENDED AND RESTATED SECURITY AGREEMENT

         THIS FIRST AMENDED AND RESTATED SECURITY AGREEMENT (as amended from time to time, the "Agreement") is entered into as of December 30, 2002 by and between ORIGEN FINANCIAL L.L.C., a Delaware limited liability company whose address is 260 E. Brown Street, Suite 200, Birmingham, Michigan 48009 ("Borrower") and SUN HOME SERVICES, INC., a Michigan corporation whose address is 31700 Middlebelt Road, Suite 145, Farmington Hills, MI 48334 ("Secured Party").

                                    RECITALS:

         A. Sun Communities Operating Limited Partnership ("SCOLP") made a line of credit (the "Line of Credit") available to Borrower for up to $27,500,000 pursuant to a Second Amended and Restated Subordinated Loan Agreement dated December 4, 2002 between Borrower and SCOLP (the "Original Line of Credit Loan Agreement") and a Sixth Amended and Restated Promissory Note dated December 4, 2002 in the original principal amount of $27,500,000 delivered by Borrower to SCOLP (the "Original Line of Credit Note").

         B. SCOLP made a term loan (the "Term Loan") in the amount of $10,000,000 to Borrower pursuant to a Subordinated Term Loan Agreement dated December 4, 2002 between SCOLP and Borrower (the "Original Term Loan Agreement") and a Term Promissory Note dated December 4, 2002 in the original principal amount of $10,000,000 delivered by Borrower to SCOLP (the "Original Term Loan Note").

         C. SCOLP assigned its interest in the Line of Credit, the Term Loan, the Original Line of Credit Loan Agreement, the Original Line of Credit Note, the Original Term Loan Agreement, the Original Term Loan Note and related documents to Secured Party pursuant to an Assignment of Loans of even date herewith.

         D. Borrower and Secured Party have entered into the First Amendment to Second Amended and Restated Subordinated Loan Agreement of even date herewith (together with the Original Line of Credit Loan Agreement as it may further be amended from time to time, the "Line of Credit Loan Agreement") and Borrower has delivered to Secured Party the Seventh Amended and Restated Promissory Note of even date herewith (as it may further be amended from time to time, the "Seventh Amended Line of Credit Note"), pursuant to which the credit limit of the Line of Credit has been increased to $48,000,000.

         E. Borrower and Secured Party have entered into a First Amendment to Subordinated Term Loan Agreement of even date herewith (together with the Original Term Loan Agreement as it may further be amended from time to time, the "Term Loan Agreement") and Borrower has delivered to Secured Party the First Amended and Restated Term Promissory Note of even date herewith (as it may further be amended from time to time, the "First Amended Term Loan Note"), pursuant to which Secured Party is reflected as the lender.

         F. To secure the payment of all amounts due to SCOLP by Borrower in connection with the Line of Credit and to secure all of Borrower's other obligations to SCOLP of any nature,

Borrower and SCOLP entered into a Security Agreement dated February 1, 2002 (the "Original Security Agreement").

         G. To secure the payment of all amounts due to Secured Party by Borrower in connection with the Line of Credit and the Term Loan and pursuant to terms of the Line of Credit Loan Agreement, the Seventh Amended Line of Credit Note, the Term Loan Agreement and the First Amended Term Loan Note and to secure all of Borrower's other obligations to Secured Party of any nature now or in the future owing from Borrower to Secured Party (the "Obligations"), Borrower and Secured Party desire to amend and restate the Original Security Agreement in accordance with the terms and conditions of this Agreement.

         THEREFORE, the parties hereby agree as follows:

         1. DEFINITIONS. Unless otherwise defined herein, the following terms shall have the following meanings:

         (a) "Accounts" means all "accounts", as such term is defined in the Code, in which Borrower now or hereafter has any right, title or interest.

         (b) "Books" means all books, records and correspondence relating to the Collateral (as defined herein).

         (c) "Chattel Paper" means any and all "chattel paper", as such term is defined in the Code, in which Borrower now or hereafter has any right, title or interest.

         (d) "Code" means the Uniform Commercial Code as the same may from time to time be in effect in the State of Michigan.

         (e) "Contracts" means any and all contracts, instruments, undertakings, documents, leases or other agreements in or under which Borrower may now or hereafter has any right, title or interest and which pertain to the purchase, lease, sale or other disposition by Borrower of any Inventory, Equipment, Fixtures, real property or any interest in real property, as any of the same may from time to time be amended, supplemented or otherwise modified.

         (f) "Current Accounts" means an Account that arises from a bona fide outright sale of goods by Borrower, or from services performed by Borrower that is not subject to any claim of reduction, counterclaim, set-off, allowances, adjustments, or the like, and is not outstanding more than 60 days from the date of its invoice.

         (g) "Documents" means any and all "documents" and "instruments", as such terms are defined in the Code, in which Borrower now or hereafter has any right, title or interest.

         (h) "Equipment" means all "equipment", as such term is defined in the Code, in which Borrower now or hereafter has any right, title or interest.

         (i) "Fixtures" means, to the extent not otherwise included as Equipment, all machinery, apparatus, equipment, fittings, fixtures, furniture and furnishings in which Borrower now or hereafter has any right, title or interest located upon or affixed to or which becomes affixed to any real property owned or leased by Borrower, or any part thereof, and used or usable in connection with any future occupancy or use of such premises, including replacements and additions thereto.

         (j) "General Intangibles" means all "general intangibles", as such term is defined in the Code, in which Borrower now or hereafter has any right, title or interest. General Intangibles shall also include all equity interests of Borrower in other entities, including but not limited to membership interest in Origen Insurance Agency, L.L.C., Origen Manufactured Home Financial, L.L.C., Origen Special Purpose, L.L.C., Origen Special Purpose II, L.L.C., and Origen Financial of South Dakota, L.L.C. and Origen Credit L.L.C.

         (k) "Inventory" means all "inventory", as such term is defined in the Code, in which Borrower now or hereafter has any right, title or interest.

         (l) "Loans" means any loan originated by or acquired by Borrower, whether an original loan, an additional loan or a substitution for an existing loan including all indebtedness of any Borrower with respect to such loans or any collateral pledge with respect to such loans including but not limited to any manufactured homes, together with all other collateral provided as security for such loans; servicing agreements, backup servicing agreements, servicing records, insurance, guarantees, indemnitees, and warranties and proceeds thereof, financing statements and other agreements or arrangements of whatever character from time to time relating to the loans, income if any from the loans, all hedges, all insured closing letters, all escrow instructions covering all or any of the loans, all collections from such loans, all blocked accounts and all amounts and deposits therein, all collection accounts and escrow accounts relating to any loan, all dealer financing agreements, all loan agreements, all loan documents, all consignment agreements, sale contracts, security agreements, the right to payment of interest or finance charges and collateral securing such obligations, and any other rights and other assets relating to such loans or any interest in the loans, whether constituting real or personal property, accounts, chattel paper, equipment, goods, instruments, general intangibles, inventory or proceeds, or securities backed by or representing an interest in such loans and any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

         (m) "Proceeds" means all "proceeds", as such term is defined in the Code.

         2. SECURITY INTEREST. Borrower hereby grants to Secured Party a continuing security interest in all of its right, title and interest in, to and under all Accounts, Current Accounts, Books, Chattel Paper, Contracts, Documents, Equipment, Fixtures, General Intangibles, Inventory, Loans and Proceeds (collectively, the "Collateral"). This grant is made for the purpose of securing the Obligations owing by Borrower to Secured Party. Borrower promises punctually to pay the Obligations when it is so required in accordance with the obligations and any note or agreement evidencing the Obligations, including the Seventh Amended Line of Credit Note and the First Amended Term Loan Note.

         3. SUBORDINATION. The security interests in the Collateral granted to Secured Party may be subordinate to and subject to liens or security interests which the holders of Senior Debt (as defined in the Line of Credit Loan Agreement and the Term Loan Agreement) may now or hereafter have in the Collateral as a result of any indebtedness of Borrower comprising the Senior Debt. If subordinated, such subordination shall be evidenced within the provisions of the Line of Credit Loan Agreement and the Term Loan Agreement, and, if required by the holders of the Senior Debt, in a separate written subordination agreement between the Secured Party and the holders of the Senior Debt.

         4. WARRANTIES AND COVENANTS. Borrower represents, warrants and covenants to Secured Party as follows:

                  (a) Except for the security interests granted hereby and any other security interests authorized by this Agreement or any other agreement between Borrower and Secured Party, Borrower is, or, as to Collateral to be acquired by Borrower after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance other than those identified on the attached EXHIBIT A; and Borrower agrees to defend the Collateral and proceeds thereof against any claims and demands of all persons at any time claiming the same or any interest therein.

                  (b) The security interests hereby created are valid and Borrower has the authority and right to subject the Collateral to the security interests hereby created.

                  (c) All financial statements, certificates and other information concerning the financial condition of Borrower, and proceeds hereafter furnished by Borrower to Secured Party shall be in all respects true and correct at the time the same are provided and shall be deemed, for all purposes, to have been furnished by Borrower to Secured Party for the purpose of obtaining credit or an extension of credit.

                  (d) This Agreement has been duly executed and delivered by a duly authorized officer of Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

                  (e) Borrower does not conduct Borrower's business under any other name than that given above, and agrees not to change or reorganize the business entity under which it does business except upon the Secured Party's prior written approval.

                  (f) There are no actions or proceedings either threatened or pending against Borrower which might result in any material adverse change in Borrower's financial condition or materially affect any of Borrower's assets.

                  (g) Borrower's place of business or, if more than one, its chief executive office, is as set forth on the first page of this Agreement.

All of Borrower's warranties contained in this Section 4 shall be continuing warranties until Borrower has no remaining Obligations to Secured Party.

         5. LOSS OR DEPRECIATION OF COLLATERAL. Borrower shall immediately notify Secured Party of any event causing a material loss or depreciation in value of Collateral and the amount of such loss or depreciation.

         6. RECORDS, INSPECTION, AUDIT AND COVENANT FOR FURTHER ASSURANCES.

                  (a) At the request of Secured Party, Borrower will advise Secured Party of the places where its books of Accounts and records, including all records of the Collateral and the dispositions made thereof by Borrower and of its Accounts and all collections thereon, are kept and maintained.

                  (b) Borrower will keep and maintain such books and records with respect to the Collateral as Secured Party may from time to time reasonably prescribe for the purpose of enabling Secured Party to audit the same.

                  (c) Borrower shall at all reasonable times and from time to time allow Secured Party, by or through any of its agents, attorneys or accountants, to examine or inspect the Collateral wherever located and to examine, inspect and make extracts from Borrower's books and records. Borrower shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may reasonably require, to assure to Secured Party its rights hereunder.

         7. PRESERVATION AND DISPOSITION OF THE COLLATERAL AND PROCEEDS.

                  (a) Borrower will keep the Collateral in good condition and will not waste or destroy any of the same. Borrower will not use the Collateral in violation of any statute or ordinance.

                  (b) Borrower will pay promptly when due all taxes, assessments and governmental charges upon or against the Collateral before the same become delinquent and before penalties accrue thereon.

                  (c) At its option, Secured Party may discharge taxes, liens, other encumbrances or security interests not otherwise authorized by this Agreement or any other agreement between Borrower and Secured Party at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Borrower agrees to reimburse Secured Party, on demand, for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization.

                  (d) Borrower, at its own expense, shall keep all of the Collateral fully insured against loss or damage by fire, theft, explosion, business interruption, and all other risks, in such amounts, with such companies, under such policies, and in such form as shall be satisfactory to Secured Party.

                  (e) Borrower, unless in default, may use, consume and sell Inventory in carrying on its business in the ordinary course; but a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by Borrower.

         Borrower shall not, without the prior written consent of Secured Party, otherwise sell or dispose of the Collateral or any portion thereof.

         8. COLLECTIONS. In the absence of contrary instructions from Secured Party, Borrower at its own expense shall take all necessary action promptly to collect its Accounts and Loans. Upon an Event of Default, as such term is defined in the Loan Agreement, and when and to the extent required by Secured Party, Borrower shall (a) pay or deliver all cash proceeds of Accounts and Loans to Secured Party immediately upon receipt in the exact form received without commingling with other property, or (b) immediately upon receipt, deposit all such proceeds in a collateral collection account established and controlled by Secured Party at a financial institution of its choosing, and/or (c) notify account borrowers that their accounts, Loans and/or contract rights (to the extent included in Accounts) have been assigned to Secured Party and shall be paid directly to Secured Party. At its option, at any time after an Event of Default and at Borrower's expense, Secured Party may, in addition to its other rights hereunder, sue, compromise on terms it considers proper, endorse, sell or otherwise deal with the Accounts and Loans and proceeds of any Collateral either in its own name or that of Borrower. After deduction of any expenses, including, without limitation, attorneys fees and expenses, to the extent permitted under applicable law, all proceeds received by Secured Party may be applied by Secured Party to payment of any Obligations, if due, whether at maturity, by acceleration or otherwise, in such order as Secured Party may choose. At any time and from time to time, Secured Party may make like application of the balance of the collateral collection account or it may release all or a part of the balance to Borrower.

         9. ASSIGNMENTS, INVOICES AND INFORMATION. At Secured Party's request, Borrower shall:

                  (a) give Secured Party assignments in the form specified by Secured Party of specific Accounts and Loans as the Accounts and Loans arise;

                  (b) furnish Secured Party with the original or a copy of invoices, and contracts applicable to each Account and Loan noting thereon, if Secured Party so requires, Secured Party's assignment and any additional statement required; and/or

                  (c) notify Secured Party immediately if any Account or Loan arises out of a contract with the United States or any of its agencies and take any action required by Secured Party with reference to the Federal Assignment of Claims Act.


         10. NOTATION OF ASSIGNMENT, INFORMATION AND PAYMENT OF ACCOUNTS. When and to the extent required by Secured Party, Borrower shall:

                  (a) mark records of Accounts, Loans and contract rights (to the extent included in Accounts) in a manner satisfactory to Secured Party to show Secured Party's interest therein;

                  (b) furnish to Secured Party satisfactory evidence of performance of contracts and Loans; and

                  (c) give Secured Party lists of account borrowers (showing names, addresses and amounts owing) and such other data concerning its Accounts and Loans as Secured Party may from time to time specify.

         11.      FINANCING STATEMENTS; PERFECTION.

                  (a) Borrower irrevocably authorizes Secured Party to prepare and file any financing statement, amendments, continuations, and all other documents, as Secured Party deems necessary to perfect and maintain the security interest and lien granted herein. This authorization shall remain in full force and effect and may be relied on by Secured Party as long as any Obligations remain outstanding.

                  (b) Borrower agrees to promptly execute and deliver to Secured Party, concurrently with this Agreement and at any time thereafter, at Secured Party's request, all financing statements, assignments, promissory notes, certificates of title, affidavits, reports, notices, schedules of Accounts, designations of Inventory, letters of authority, stock certificates and any and all other documents and agreements, in form satisfactory to Secured Party, to perfect and maintain its security interest in the Collateral.

                  (c) Except as otherwise provided in this Agreement or any other agreement between Borrower and Secured Party, without the prior written consent of Secured Party, Borrower will not allow or suffer any adverse financing statement covering the Collateral, or any portion thereof, to be on file in any public office.

         12. RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default, and at any time thereafter, Secured Party shall have the rights and remedies of a secured party under the Code in addition to the rights and remedies provided herein or in any other instrument or agreement executed by Borrower.

         Without limiting the generality of the foregoing, Borrower expressly agrees that in any such event Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Borrower or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange broker's board or at any of Secured Party's offices or elsewhere at such prices as Secured Party may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right of equity of redemption, which equity of redemption Borrower hereby releases. Secured Party may require Borrower to assemble the Collateral and proceeds and make them available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to all parties.

         Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safe-keeping or otherwise of any or all of the Collateral or in any way relating to the rights of Secured Party hereunder, including, without limitation, reasonable attorneys fees and expenses, to the payment in whole or in part of the Obligations, in such order as Secured Party may elect, Borrower remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to Borrower. To the extent permitted by applicable law, Borrower waives all claims, damages and demands against Secured Party arising out of the repossession, retention or sale of the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Borrower, at least ten (10) days before the time of the sale or disposition. Borrower shall pay to Secured Party on demand any and all expenses, including, without limitation, reasonable attorneys fees and expenses, to the extent permitted under applicable law, incurred or paid by Secured Party in protecting or enforcing the Obligations and other rights of Secured Party hereunder including its rights to take possession of Collateral and proceeds thereof.

         13. SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT. Borrower hereby irrevocably constitutes and appoints Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in the sole and absolute discretion of Secured Party, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments, including without limitation, any financing statements necessary or helpful to perfect or continue Secured Party's security interest in the Collateral, which may be necessary or desirable to accomplish the purposes of this Agreement. This power of attorney being coupled by an interest shall be irrevocable so long as any Obligations remain unpaid. All acts of any such attorney are ratified and approved, and except for willful misconduct, he or she will not be liable for any act or omission or for any error of judgment or mistake of law.

         14. SECURITY NOT CONTINGENT. Secured Party's rights under this Agreement shall not be contingent upon the exercise or enforcement by Secured Party of any other rights or remedies he may have against Borrower or others. No election by Secured Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Secured Party's right to enforce its rights under this Agreement.

         15. GENERAL. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement or instrument signed by Borrower unless such waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All of Secured Party's rights and remedies, whether evidenced hereby or by any other agreement or instrument, shall be cumulative and may be exercised singularly or concurrently. Any demand upon or notice to Borrower that Secured Party may elect to give shall be effective when deposited in the mails addressed to Borrower at its principal place of business. Demands or notices addressed to Borrower's address at which Secured Party customarily communicates with Borrower shall also be effective. This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Code and/or when there are no outstanding Obligations and no commitments on the part of Borrower to Secured Party under any agreement which might give rise to any Obligations. Prior to such termination this shall be a continuing agreement in every respect. This Agreement and all rights and obligations hereunder including matters of construction, validity and performance, shall be governed by the laws of the State of Michigan. This Agreement is intended to take effect when signed by Borrower and delivered to Secured Party. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument. Facsimile copies of signatures to this Agreement shall be deemed to be originals, and the parties may rely upon such facsimile copies to the same extent as the originals.

   [Remainder of page intentionally left blank. Signatures on following page.]

         IN WITNESS WHEREOF, the parties have executed this First Amended and Restated Security Agreement as of the day and year above written.

                                        "BORROWER"

                                         ORIGEN FINANCIAL L.L.C., a Delaware
                                         limited liability company


                                         By:        /s/  Ronald A. Klein
                                                  ------------------------------

                                         Its:       Chief Executive Officer
                                                  ------------------------------



                                        "SECURED PARTY"

                                         SUN HOME SERVICES, INC., a Michigan
                                         corporation

                                         By:
                                                  ------------------------------

                                         Its:
                                                  ------------------------------

         IN WITNESS WHEREOF, the parties have executed this First Amended and Restated Security Agreement as of the day and year above written.

                                        "BORROWER"

                                         ORIGEN FINANCIAL L.L.C., a Delaware
                                         limited liability company


                                         By:
                                                  ------------------------------

                                         Its:
                                                  ------------------------------



                                        "SECURED PARTY"

                                         SUN HOME SERVICES, INC., a Michigan
                                         corporation

                                         By:       /s/  Jeffrey P. Jorissen
                                                  ------------------------------

                                         Its:      Chief Financial Officer
                                                  ------------------------------





                                       10